UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: January 15, 2009
(Date of earliest event reported)

HYDROGEN CORPORATION
(Exact name of registrant as specified in the charter)

Nevada	0-32065	86-0965692
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer I.D. No.)

10 East 40th Street, Suite 3045
New York, New York  1002
(Address of Principal Executive Offices and Zip Code)

(212) 672-0380
(Registrant's telephone number including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-22(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c)

Item 8 – Other Events

Item 8.01 Other Events.

As previously disclosed, on October 22, 2008, HydroGen, L.L.C., the wholly-owned subsidiary of HydroGen Corporation (the “Company”), filed a voluntary petition for relief under Chapter 11 of Title 11 of the United States Code with the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) (In re HydroGen, L.L.C., Case No. 08-14139).

On January 15, 2009, HydroGen, L.L.C. filed with the Bankruptcy Court its monthly operating report for the period December 1, 2008 through December 31, 2008 (the “Monthly Operating Report”).  A copy of the Monthly Operating Report is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any securities of the Company.  The Monthly Operating Report is limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly reporting requirements of the Office of the United States Trustee.  The Monthly Operating Report was not audited or reviewed by independent accountants, is in a format prescribed by applicable requirements of the Office of the United States Trustee, and is subject to future adjustment and reconciliation.  There can be no assurance that, from the perspective of an investor or potential investor in the securities of the Company, the Monthly Operating Report contains any information beyond that required by the Office of the United States Trustee.  The Monthly Operating Report also contains information for periods which are shorter or otherwise different from those required in the Company’s reports pursuant to the “Securities Exchange Act of 1934, as amended (the “Exchange Act”), and such information might not be indicative of the Company’s financial condition or operating results for the period that would be reflected in the Company’s financial statements or in their reports pursuant to the Exchange Act.  Results set forth in the Monthly Operating Report should not be viewed as indicative of future results.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
Exhibit Number	Description

99.1	Monthly Operating Report of HydroGen, L.L.C. for the period December 1, 2008 through December 31, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYDROGEN CORPORATION
By: /s/ Scott M. Schecter Title: Chief Executive Officer Date: January 15, 2009

EXHIBIT INDEX

Exhibit Number	Description

99.1	Monthly Operating Report of HydroGen, L.L.C. for the period December 1, 2008 through December 31, 2008